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                                  EXHIBIT 9(e)

                                Schedule A to the
                     Management and Administration Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.




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                                                    Dated:  As of April 30, 1997

                                   Schedule A
                                     to the
                     Management and Administration Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)



        Name of Fund                                                   Compensation*
        ------------                                                   -------------

The BB&T U.S. Treasury Money Market                         Annual Rate of twenty one-hundredths of
Fund                                                        one percent (.20%) of each such Fund's
                                                            average daily assets

The BB&T Short-Intermediate U.S.                            Annual Rate of twenty one-hundredths of
Government Income Fund                                      one percent (.20%) of each such Fund's
                                                            average daily assets


The BB&T Intermediate U.S. Government                       Annual Rate of twenty one-hundredths of
Bond Fund                                                   one percent (.20%) of each such Fund's
                                                            average daily assets


The BB&T Growth and Income Stock Fund                       Annual Rate of twenty one-hundredths of
                                                            one percent (.20%) of each such Fund's
                                                            average daily assets

The BB&T North Carolina Intermediate                        Annual Rate of twenty one-hundredths of
Tax-Free Fund                                               one percent (.20%) of each such Fund's
                                                            average daily assets

The BB&T Balanced Fund                                      Annual Rate of twenty one-hundredths of
                                                            one percent (.20%) of each such Fund's
                                                            average daily assets

The BB&T Small Company Growth Fund                          Annual Rate of twenty one-hundredths of
                                                            one percent (.20%) of each such Fund's
                                                            average daily assets

The BB&T International Equity Fund                          Annual Rate of twenty one-hundredths of
                                                            one percent (.20%) of each such Fund's
                                                            average daily assets

The BB&T Capital Manager Conservative                       Annual Rate of five one-hundredths of one
Growth Fund                                                 percent (.05%) of each such Fund's
                                                            average daily assets




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
The BB&T Capital Manager Moderate                      Annual Rate of five one-hundredths of one
Growth Fund                                            percent (.05%) of each such Fund's
                                                       average daily assets

The BB&T Capital Manager Growth Fund                   Annual Rate of five one-hundredths of one
                                                       percent (.05%) of each such Fund's
                                                       average daily assets

The BB&T Prime Money Market Fund                       Annual Rate of twenty one-hundredths of
                                                       one percent (.20%) of each such Fund's
                                                       average daily assets



                             BB&T MUTUAL FUNDS GROUP

                             By:  /s/ Richard B. Ille
                                -----------------------------
                             BISYS FUND SERVICES
                             LIMITED PARTNERSHIP
                             (formerly The Winsbury Company Limited Partnership)


                             By: BISYS Fund Services, Inc.
                                   General Partner

                             By: /s/ Stephen G. Mintos
                                -----------------------------



-----------------------
     *All fees are computed daily and paid periodically.



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